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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                              ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the inclusion in this Registration Statement of our report dated January 24, 1997 incorporated by reference in ACC Corp.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Rochester, New York
February 6, 1998